SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): 01-08-04



                         SAVOY CAPITAL INVESTMENTS, INC.
             (Exact name of Registrant as Specified in its Charter)


           Colorado                   0-32103                   84-1522003
(State or other jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File No.)                Identification No.)


                 19926 Pagentry Place, Monument, Colorado 80132
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (719) 488-4393




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Item 5.   Other Events

The attached announcement was released to the news media on January 8, 2004.










SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      SAVOY CAPITAL INVESTMENTS, INC.



      Date:    January 8, 2004                 By:  /s/ Floyd Wandler
                                     --------------------------------
                                                        Floyd Wandler
                                                            President